EXECUTION VERSION CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 GUARANTY AND SECURITY AGREEMENT Dated as of April 1, 2015 among TOWNSQUARE MEDIA, INC. and Each Grantor From Time to Time Party Hereto and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

-i- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 TABLE OF CONTENTS Page ARTICLE I DEFINED TERMS Section 1.1 Definitions .......................................................................................................................... 1 Section 1.2 Certain Other Terms ........................................................................................................... 4 ARTICLE II GUARANTY Section 2.1 Guaranty.............................................................................................................................. 4 Section 2.2 Limitation of Guaranty ....................................................................................................... 4 Section 2.3 Contribution ........................................................................................................................ 5 Section 2.4 Authorization; Other Agreements ....................................................................................... 5 Section 2.5 Guaranty Absolute and Unconditional ................................................................................ 5 Section 2.6 Waivers ............................................................................................................................... 6 Section 2.7 Reliance .............................................................................................................................. 7 Section 2.8 Keepwell ............................................................................................................................. 7 ARTICLE III GRANT OF SECURITY INTEREST Section 3.1 Collateral ............................................................................................................................. 7 Section 3.2 Grant of Security Interest in Collateral ............................................................................... 8 ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Title; No Other Liens .......................................................................................................... 8 Section 4.2 Perfection and Priority ........................................................................................................ 8 Section 4.3 Jurisdiction of Organization; Chief Executive Office ......................................................... 9 Section 4.4 Locations of Inventory, Equipment and Books and Records .............................................. 9 Section 4.5 Pledged Collateral ............................................................................................................... 9 Section 4.6 Instruments and Tangible Chattel Paper Formerly Accounts ............................................. 9 Section 4.7 Intellectual Property .......................................................................................................... 10 Section 4.8 Commercial Tort Claims .................................................................................................. 10 Section 4.9 Specific Collateral ............................................................................................................. 10 ARTICLE V COVENANTS Section 5.1 Maintenance of Perfected Security Interest; Further Documentation and Consents ........ 10

Page -ii- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Section 5.2 Changes in Locations, Name, Etc. .................................................................................... 11 Section 5.3 Pledged Collateral ............................................................................................................. 12 Section 5.4 [Reserved] ......................................................................................................................... 12 Section 5.5 Commodity Contracts ....................................................................................................... 12 Section 5.6 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper .................................. 12 Section 5.7 Intellectual Property .......................................................................................................... 13 Section 5.8 Notice of Commercial Tort Claims ................................................................................... 14 Section 5.9 Compliance with Credit Agreement ................................................................................. 14 ARTICLE VI REMEDIAL PROVISIONS Section 6.1 Code and Other Remedies ................................................................................................ 15 Section 6.2 Accounts and Payments in Respect of General Intangibles .............................................. 17 Section 6.3 Pledged Collateral ............................................................................................................. 18 Section 6.4 Proceeds to be Turned over to and Held by Administrative Agent .................................. 19 Section 6.5 Registration Rights ........................................................................................................... 19 Section 6.6 Deficiency ......................................................................................................................... 20 ARTICLE VII THE ADMINISTRATIVE AGENT Section 7.1 Administrative Agent’s Appointment as Attorney-in-Fact ............................................... 20 Section 7.2 Authorization to File Financing Statements ..................................................................... 22 Section 7.3 Authority of Administrative Agent ................................................................................... 22 Section 7.4 Duty; Obligations and Liabilities ...................................................................................... 22 ARTICLE VIII MISCELLANEOUS Section 8.1 Reinstatement .................................................................................................................... 23 Section 8.2 Release of Collateral or Guarantors .................................................................................. 23 Section 8.3 Independent Obligations ................................................................................................... 24 Section 8.4 No Waiver by Course of Conduct ..................................................................................... 24 Section 8.5 Amendments in Writing .................................................................................................... 24 Section 8.6 Additional Grantors; Additional Pledged Collateral ......................................................... 24 Section 8.7 Notices .............................................................................................................................. 24 Section 8.8 Successors and Assigns .................................................................................................... 24 Section 8.9 Counterparts ...................................................................................................................... 25 Section 8.10 Severability ....................................................................................................................... 25 Section 8.11 Governing Law ................................................................................................................. 25 Section 8.12 WAIVER OF JURY TRIAL ............................................................................................. 25 Section 8.13 Actions Requiring FCC Approval .................................................................................... 25

-iii- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ANNEXES AND SCHEDULES Annex 1 Form of Pledge Amendment Annex 2 Form of Joinder Agreement Annex 3 Form of Intellectual Property Security Agreement Schedule 1 Commercial Tort Claims Schedule 2 Filings Schedule 3 Jurisdiction of Organization; Chief Executive Office Schedule 4 Location of Inventory and Equipment Schedule 5 Pledged Collateral Schedule 6 Intellectual Property

CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 GUARANTY AND SECURITY AGREEMENT, dated as of April 1, 2015, by Townsquare Me- dia, Inc. (the “Borrower”) and each of the other entities listed on the signature pages hereof or that be- comes a party hereto pursuant to Section 8.6 (together with the Borrower, the “Grantors”), in favor of Royal Bank of Canada (“Royal Bank”), as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders and each other Secured Party (each as defined in the Credit Agreement referred to below). W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement dated as of April 1, 2015 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders and the Administrative Agent, the Lenders have severally agreed to provide the Loans to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, each Grantor (other than the Borrower) has agreed to guaranty the Loans and the other Obligations (as defined in the Credit Agreement) of the Borrower; WHEREAS, each Grantor will derive substantial direct and indirect benefits from the provision of the Loans under the Credit Agreement; and WHEREAS, it is a condition precedent to the obligation of the Lenders to provide the Loans to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent; NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Admin- istrative Agent to enter into the Credit Agreement, to induce the Lenders to provide their respective por- tion of the Loans to the Borrower thereunder, to induce the L/C Issuers to issue Letters of Credit under the Credit Agreement and to induce the Secured Hedging Counterparties and Cash Management Banks to enter into the Secured Hedging Agreements and Secured Cash Management Agreements, as applicable, each Grantor hereby agrees with the Administrative Agent as follows: ARTICLE I DEFINED TERMS Section 1.1 Definitions. (a) Capitalized terms used herein without definition are used as defined in the Credit Agree- ment. (b) The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such mean- ings to be equally applicable to both the singular and plural forms of the terms defined): “account”, “ac- count debtor”, “as-extracted collateral”, “bank”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “control”, “deposit account”, “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangible”, “goods”, “health-care-insurance receivable”, “instru- ments”, “inventory”, “investment property”, “letter-of-credit right”, “proceeds”, “record”, “securities ac- count”, “securities intermediary”, “security”, “supporting obligation” and “tangible chattel paper”. (c) The following terms shall have the following meanings:

-2- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 “Agreement” means this Guaranty and Security Agreement. “Applicable IP Office” means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States. “Collateral” has the meaning specified in Section 3.1. “Excluded Equity” means (i) in the case of each Subsidiary of a Grantor that is a CFC or CFC Holding Company, any voting stock (and non-voting stock convertible into voting stock) in excess of 65% of its outstanding voting stock (plus any outstanding non-voting stock convertible into voting stock) and (ii) in the case of any subsidiary or joint venture acquired by the Borrower subsequent to the date hereof, the Stock of such subsidiary or such joint venture solely to the extent, if any, that, and solely dur- ing the period, if any, in which the pledge of such Stock would violate the terms of any shareholder agreement or similar arrangements (including joint venture agreements) relating to such subsidiary or such joint venture, as the case may be. For the purposes of this definition, “voting stock” means, with respect to any issuer, the issued and outstanding shares of each class of Stock of such issuer entitled to vote (within the meaning of Treasury Regulations Section 1.956-2(c)(2)). “Excluded Property” means, collectively, (i) any fee owned real property with a book value of less than $5,000,000 and any real property leasehold interest, (ii)(x) segregated deposit account or securi- ty account for payroll, zero-balance accounts, (y) deposit accounts with a weekly balance of less than $750,000 in the aggregate for all such accounts excluded pursuant to this clause (ii)(y) and (z) security accounts containing cash and Cash Equivalents of less than $3,000,000 in the aggregate for all such ac- counts excluded pursuant to this clause (ii)(z), (iii)any FCC License, to the extent prohibited by any Re- quirement of Law, including, without limitation, the Communications Laws, (iv) any non-FCC License, permit or license or any Contractual Obligation entered into by any Grantor (A) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien on or assignment by such Grantor of any right, title or interest in such non-FCC Li- cense, permit, license or Contractual Obligation or any Stock or Stock Equivalent related thereto or (B) to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, (v) fixed or capi- tal assets owned by any Grantor that is subject to a purchase money Lien or a Capital Lease permitted under the Credit Agreement if the Contractual Obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease or the acquisition of such asset subject to such purchase money Lien) prohibits or requires the consent of any Person other than the Borrower and its Affiliates (to the extent such consent has not been obtained) as a condition to the creation of any other Lien on such asset, (vi) Vehicles and any other assets subject to a certificate of title (except to the extent perfection in such vehicles may be achieved by the filing of a UCC financing statement and any commercial tort claims with a value less than $3,000,000); (vii) any application for registration of a Trademark filed with the U.S. Patent and Trademark Office (“PTO”) on an intent-to-use basis until such time (if any) as a verified statement of use or amendment to allege use is accepted by the PTO, at which time such Trademark shall automatically become part of the Collateral and subject to the security interest pledged; (viii) Excluded Equity; (ix) assets as to which the costs of obtaining a security interest are excessive (as reasonably de- termined by the Administrative Agent in writing) in relation to the value of the security afforded thereby; (x) cash pledged to secure letter of credit reimbursement obligations to the extent such secured letters of credit are issued or permitted under the Credit Agreement; and (xi) pledges and security interests prohib- ited by applicable law, rule or regulation; provided, however, “Excluded Property” shall not include (i) to the maximum extent permitted by law, all rights incident or appurtenant to any FCC License, the econom- ic value of any FCC License, and the right to receive all monies, consideration, and proceeds derived from or in connection with the sale, assignment or transfer of any FCC License and (ii) any proceeds,

-3- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitu- tions or replacements would otherwise constitute Excluded Property). No steps to create or perfect a lien will be required in any foreign jurisdictions with respect to assets held in foreign jurisdictions (it being understood that the Lenders shall not require the Loan Parties to enter into any security agreements or pledge agreements governed under foreign law). “Guaranteed Obligations” has the meaning specified in Section 2.1. “Guarantor” means each Grantor other than the Borrower. “Guaranty” means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in this Agreement. “Material Intellectual Property” means Intellectual Property that is owned by or licensed to a Grantor and material to the conduct of any Grantor’s business. “Perfection Certificate” shall mean a certificate in the form of Exhibit A or any other form ap- proved by the Administrative Agent, as the same shall be supplemented from time to time. “Pledged Certificated Stock” means all certificated securities and any other Stock or Stock Equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, exceeding $3,000,000, individually or in the aggregate, including all Stock and Stock Equivalents listed on Schedule 5 (whether or not such Stock or Stock Equivalents exceed $3,000,000, individually or in the aggregate). Pledged Certificated Stock excludes any Excluded Property. “Pledged Collateral” means, collectively, the Pledged Stock and the Pledged Debt Instruments. “Pledged Debt Instruments” means all right, title and interest of any Grantor in instruments evi- dencing any Indebtedness owed to such Grantor exceeding $3,000,000, individually or in the aggregate, including all Indebtedness described on Schedule 5, issued by the obligors named therein. Pledged Debt Instruments excludes any Excluded Property. “Pledged Investment Property” means any investment property of any Grantor, and any distribu- tion of property made on, in respect of or in exchange for the foregoing from time to time, exceeding $750,000, individually or in the aggregate, other than any Pledged Stock or Pledged Debt Instruments. Pledged Investment Property excludes any Excluded Property. “Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock. “Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited lia- bility company, all right, title and interest of any Grantor in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, exceeding $3,000,000, individually or in the aggregate, including in each case those interests set forth on Schedule 5 (whether or not such Stock or Stock Equivalents exceed $3,000,000, individually or in the aggregate), to the extent such inter- ests are not certificated. Pledged Certificated Stock excludes any Excluded Property.

-4- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 “Qualified ECP Guarantor” shall mean, at any time, in respect of any Secured Swap Obligation, each Guarantor with total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Secured Swap Obligation or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Secured Swap Obligation” means all Obligations under any Secured Hedging Agreement. “Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all docu- mentation, training materials and configurations related to any of the foregoing. “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any applicable Re- quirement of Law, any of the attachment, perfection or priority of the Administrative Agent’s or any other Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code of a ju- risdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in ef- fect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions. “Vehicles” means all vehicles covered by a certificate of title law of any state. Section 1.2 Certain Other Terms. (a) The terms “herein”, “hereof” and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Annex, Sched- ule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement. Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof. (b) Section 1.5 (Interpretation) of the Credit Agreement is applicable to this Agreement as and to the extent set forth therein. ARTICLE II GUARANTY Section 2.1 Guaranty. To induce the Lenders to enter into the Credit Agreement, each Guar- antor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Doc- ument, of all the Obligations of the Borrower and each other Guarantor whether existing on the date here- of or hereinafter incurred or created (the “Guaranteed Obligations”). This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection. Section 2.2 Limitation of Guaranty. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guaran- tor shall be liable hereunder shall not exceed the maximum amount for which such Guarantor can be lia- ble without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable Requirements of Law relating to fraudulent conveyance or fraudulent trans-

-5- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 fer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Sec- tion 548 of Title 11 of the United States Code or any applicable provisions of comparable Requirements of Law) (collectively, “Fraudulent Transfer Laws”). Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Sec- tion 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty. Section 2.3 Contribution. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Guarantor from the Loans and other Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guar- anteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date. Section 2.4 Authorization; Other Agreements. The Secured Parties are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obli- gations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following: (a) subject to compliance, if applicable, with Section 11.1 of the Credit Agreement (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document; (b) apply to the Guaranteed Obligations any sums by whomever paid or however re- alized to any Guaranteed Obligation in such order as provided in the Loan Documents; (c) refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation; (d) (i) Sell, exchange, enforce, waive, substitute, liquidate, terminate, release, aban- don, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect, impair or other- wise alter or release any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Collateral to secure any Guaranteed Obliga- tion, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with the Bor- rower and any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and (e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obliga- tions. Section 2.5 Guaranty Absolute and Unconditional. To the extent not prohibited by applica- ble law, each Guarantor hereby waives and agrees not to assert any defense (other than termination of the Loan Documents (including termination of all commitments under the Credit Agreement) and payment in full of the Guaranteed Obligations (other than contingent indemnification Obligations)) in respect of this Guaranty, whether arising in connection with or in respect of any of the following or otherwise, and here- by agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and

-6- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Administrative Agent): (a) the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (in- cluding any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof; (b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from the Borrower or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder; (c) the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral; (d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of the Borrow- er’s other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omis- sion thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding; (e) any foreclosure, whether or not through judicial sale, and any other Sale of any Collateral or any election following the occurrence of an Event of Default by any Secured Party to proceed separately against any Collateral in accordance with such Secured Party’s rights under any applicable Requirement of Law; or (f) any other defense, setoff, counterclaim or any other circumstance that might oth- erwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries, in each case other than the payment in full of the Guaranteed Ob- ligations (other than contingent indemnification Obligations). Section 2.6 Waivers. To the extent not prohibited by applicable law, each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense (other than termina- tion of the Loan Documents (including termination of all commitments thereunder) and payment in full of the Guaranteed Obligations (other than contingent indemnification Obligations)), setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest, (b) any notice of acceptance, (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor. Until the termination of the Loan Documents (including termination of all com- mitments thereunder) and payment in full of the Guaranteed Obligations (other than contingent indemni- fication Obligations), each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan Document or any payment made thereunder or (y) assert any claim, defense, setoff or counterclaim it may have against any other Loan Party or set off any of its obligations to such other Loan Party against obligations of such Loan Party to such Guarantor. No obligation of any Guarantor hereunder shall be discharged other than by payment in full of the Guaranteed Obligations (other than contingent indemnification Obligations).

-7- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Section 2.7 Reliance. Each Guarantor hereby assumes responsibility for keeping itself in- formed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would re- veal, and each Guarantor hereby agrees that no Secured Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Secured Party shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Secured Party, pursuant to ac- cepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor. Section 2.8 Keepwell. Each Loan Party that is a Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Loan Party with respect to any Secured Swap Obligation as may be needed by such Loan Party from time to time to honor all of its obligations under this Guaranty in respect of such Secured Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under Section 2.1, or otherwise under this Guar- anty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Sec- tion shall remain in full force and effect until the termination or release of this Agreement with respect to such Qualified ECP Guarantor pursuant to Section 8.2. Each Loan Party that is a Qualified ECP Guaran- tor intends this Section 2.8 to constitute, and this Section 2.8 shall be deemed to constitute a “keepwell, support, or other agreement” for the benefit of, each Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE III GRANT OF SECURITY INTEREST Section 3.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”: (a) all accounts, chattel paper, deposit accounts, documents (as defined in the UCC), equipment, general intangibles, instruments, Intellectual Property, inventory, investment property, letter-of-credit rights and any supporting obligations related thereto; (b) the commercial tort claims described on Schedule 1 and on any supplement thereto received by the Administrative Agent pursuant to Section 5.8; (c) all books and records pertaining to the other property (other than Excluded Prop- erty) described in this Section 3.1; (d) all property of such Grantor held by any Secured Party, including all property of every description, in the custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including but not limited to cash;

-8- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 (e) all other goods (including but not limited to fixtures) and personal property of such Grantor, whether tangible or intangible and wherever located; (f) all FCC Licenses and the proceeds of any FCC Licenses, provided that such se- curity interest does not include at any time any FCC Licenses to the extent (but only to the extent) that at such time the Administrative Agent may not validly possess a security interest directly in the FCC Licenses pursuant to the Communications Laws, as in effect at such time, but such secu- rity interest does include, to the maximum extent permitted by law, the economic value of the FCC Licenses, all rights incident or appurtenant to the FCC Licenses and the right to receive all monies, consideration and proceeds derived from or in connection with the sale, assignment or transfer of the FCC Licenses; and (g) to the extent not otherwise included and except to the extent expressly excluded by the terms hereof, all proceeds of the foregoing; provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral. Section 3.2 Grant of Security Interest in Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby pledges to the Ad- ministrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor. ARTICLE IV REPRESENTATIONS AND WARRANTIES To induce the Lenders, the Administrative Agent and the other Secured Parties to enter into the Loan Documents, each Grantor hereby represents and warrants each of the following to the Ad- ministrative Agent, the Lenders, and the other Secured Parties: Section 4.1 Title; No Other Liens. Except for the Lien granted to the Administrative Agent pursuant to this Agreement and other Permitted Liens, such Grantor owns its portion of the Collateral free and clear of any and all Liens. Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to trans- fer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien (other than Permitted Liens). Section 4.2 Perfection and Priority. The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties in all Collateral subject, for the following Collateral, to the occurrence of the following: (a) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Sched- ule 2 (which, in the case of all filings and other documents referred to on such schedule, have been deliv- ered to the Administrative Agent in completed and duly authorized form), (b) [reserved], (c) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings hav- ing been made with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, (d) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the

-9- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 execution of a Contractual Obligation granting control to the Administrative Agent over such letter-of- credit rights, and (e) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Administrative Agent over such electronic chattel paper. Such security interest shall be pri- or to all other Liens on the Collateral except for Permitted Liens having priority over the Administrative Agent’s Lien by operation of law or unless otherwise permitted by any Loan Document upon (i) in the case of all Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to the Administrative Agent of such Pledged Certificated Stock, Pledged Debt Instru- ments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Administrative Agent or in blank and (ii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery thereof to the Administrative Agent of such instruments and tangible chattel paper. Except as set forth in this Section 4.2, all actions by each Grantor reasonably necessary to protect and perfect the Lien granted hereunder on the Collateral have been duly taken. Section 4.3 Jurisdiction of Organization; Chief Executive Office. Such Grantor’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Grantor’s chief executive office or principal place of business, in each case as of the date hereof, is speci- fied on Schedule 3 and such Schedule 3 also lists all jurisdictions of incorporation and legal names for the five years preceding the date hereof. Section 4.4 Locations of Inventory, Equipment and Books and Records. On the date hereof, such Grantor’s inventory and equipment (other than inventory or equipment in transit, out for repair, in- tended for personal use (such as cell phones and laptops)), having a fair market value of at least $3,000,000 individually, and books and records concerning the Collateral are kept at the locations listed on Schedule 4. Section 4.5 Pledged Collateral. (a) The Pledged Stock pledged by such Grantor as of the date hereof (a) is listed on Sched- ule 5 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 5 and, (b) has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Stock in limited liability companies and partnerships). (b) As of the Closing Date, except as set forth on Schedule 5, all Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property consisting of instruments and certificates in each case having a principal amount in excess of $750,000, individually or in the aggregate and all Pledged Collateral (other than Pledged Uncertificated Stock) listed on Schedule 5, has been deliv- ered to the Administrative Agent in accordance with Section 5.3(a). (c) Upon the occurrence and during the continuance of an Event of Default and after written notice to the applicable Grantor, to the fullest extent permitted by applicable law, the Administrative Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Stock, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as such Grantor and be entitled to participate in the management of the issuer of such Pledged Stock and, upon the transfer of the entire interest of such Grantor, such Grantor shall, by operation of law, cease to be a holder of such Pledged Stock. Section 4.6 Instruments and Tangible Chattel Paper Formerly Accounts. No amount in ex- cess of $3,000,000 individually or in the aggregate payable to such Grantor under or in connection with any account or otherwise is evidenced by any instrument or tangible chattel paper that has not been deliv-

ered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 5.6(a).

Section 4.7 Intellectual Property.

(a) Schedule 6 sets forth, as of the Closing Date, a true and complete list of (x) the following Intellectual Property each such Grantor owns: (i) Intellectual Property that is registered or subject to applications for registration, (ii) Internet Domain Names and (iii) material Software, and including for each of the foregoing items, as applicable (A) the owner, (B) the title, (C) the jurisdiction in which such item has been registered or otherwise arises or in which an application for registration has been filed and (D) the registration or application number and registration or application date and (y) all material IP Licenses or other rights (including franchises) granted by or to the Grantor with respect thereto (except for licenses of commercially available software) including the identity of the licensor licensee, as applicable.

(b) On the Closing Date, all Material Intellectual Property owned by such Grantor is valid, in full force and effect, subsisting, unexpired and enforceable, and no Material Intellectual Property has been abandoned. No breach or default of any material IP License shall be caused by any of the following, and none of the following shall limit or impair the ownership, use, validity or enforceability of, or any rights of such Grantor in, any Material Intellectual Property: (i) the consummation of the transactions contemplated by any Loan Document or (ii) any holding, decision, judgment or order rendered by any Governmental Authority. There are no pending (or, to the knowledge of such Grantor, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes challenging the ownership, use, validity, enforceability of, or such Grantor's rights in, any Material Intellectual Property of such Grantor. To such Grantor's knowledge, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Intellectual Property of such Grantor. Such Grantor, and to such Grantor's knowledge each other party thereto, is not in material breach or default of any material IP License.

Section 4.8 Commercial Tort Claims. The only commercial tort claims of any Grantor in an aggregate amount in excess of $3,000,000 (as reasonably determined by the Grantor) existing on the date hereof for which a complaint has been filed in a court of competent jurisdiction are those listed on Schedule 1, which sets forth such information separately for each Grantor.

Section 4.9 Specific Collateral. As of the date this representation and warranty is required to be made pursuant to the Credit Agreement, none of the Collateral is or is proceeds or products of farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.

ARTICLE V

COVENANTS

Each Grantor agrees with the Administrative Agent to the following, as long as any Commitment or any other Obligation remains outstanding (other than contingent indemnification Obligations and other than amounts due and payable with respect to Letters of Credit that have been cash collateralized or for which a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place) in accordance with Section 10.10(b) of the Credit Agreement and, in each case, unless the Required Lenders otherwise consent in writing:

Section 5.1 Maintenance of Perfected Security Interest; Further Documentation and Consents.

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-11- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 (a) Generally. Such Grantor shall (i)(x) not use or permit any Collateral (other than any Ra- dio Station License or FCC License) to be used in violation of any provision of any Loan Document, any Related Document, any applicable Requirement of Law or any policy of insurance covering the Collateral and (y) not use or permit any Radio Station License or FCC License to be used in violation of (1) any provision of any Loan Document, any Related Document or any policy of insurance covering such Col- lateral or (2) except where the failure to do so would not result in a Material Adverse Effect, any Re- quirement of Law and (ii) not enter into any Contractual Obligation or undertaking restricting the right or ability of such Grantor or the Administrative Agent to Sell any Collateral (other than as expressly permit- ted under Section 8.10 of the Credit Agreement) except, for any restriction, as would not result in a Mate- rial Adverse Effect. (b) Such Grantor shall take all reasonable actions to maintain the security interest created by this Agreement (subject to any limitations with respect to perfection as set forth in the Credit Agreement and this Agreement) as a perfected security interest having at least the priority described (and subject to the qualifications) in Section 4.2 (subject to Permitted Liens) and shall take all commercially reasonable actions to defend such security interest and such priority against the claims and demands of all Persons, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral. (c) Pursuant to Section 6.1(e) of the Credit Agreement, such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Ad- ministrative Agent. (d) At any time and from time to time, upon the reasonable written request of the Adminis- trative Agent, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Requirements of Law) in effect in any jurisdiction with respect to the security interest created hereby under United States law and (ii) take such further action as the Administrative Agent may reasonably request under United States law, including, without limitation, using commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Con- tractual Obligation, including any IP License, held by such Grantor and to enforce the security interests granted hereunder. Notwithstanding anything herein to the contrary, no Grantor will be required to (a) take any action with respect to the creation or perfection of Liens under the laws of any non-United States jurisdiction (it being understood and agreed for the avoidance of doubt that the Administrative Agent and the Lenders shall not require the Borrower or any other Grantor or their respective Subsidiaries to enter into any security agreements or pledge agreements governed by foreign law), (b) enter into any deposit account control agreement, securities account control agreement or other control agreement with respect to any deposit account, securities account or other asset requiring perfection through control (including securities entitlements) or (c) deliver any landlord lien waivers, estoppels and collateral access letters. Section 5.2 Changes in Locations, Name, Etc. Within five (5) Business Days of any of the following, the Borrower shall provide written notice to the Administrative Agent and delivery to the Ad- ministrative Agent of all documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein of any: (i) inventory or equipment to be kept at a location other than those listed on Sched- ule 4, except for inventory or equipment in transit, out for repair, intended for personal use (such

-12- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 as cell phones and laptops) and inventory or equipment having a fair market value of at least $3,000,000 individually; (ii) change in its jurisdiction of organization or the location of its chief executive of- fice, in each case from that referred to in Section 4.3; or (iii) change in its legal name or organizational identification number, if any, or corpo- ration, limited liability company, partnership or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading. Section 5.3 Pledged Collateral. (a) Delivery of Pledged Collateral. Such Grantor shall (deliver to the Administrative Agent, in suitable form for transfer and in form and substance reasonably satisfactory to the Administrative Agent, (A) all Pledged Certificated Stock, (B) all Pledged Debt Instruments and (C) all certificates and instruments evidencing Pledged Investment Property ; in each case, accompanied by duly executed in- struments of transfer or assignment in blank and with respect to such Collateral in existence on the date hereof, such delivery shall be made on or before the Closing Date and with respect to any other such Col- lateral, such delivery shall be made promptly (and in any event within 5 Business Days, or as extended by the Administrative Agent acting in its reasonable discretion) following the acquisition thereof. (b) Event of Default. During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and upon at least one (1) Business Day’s notice to the applicable Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations. (c) Cash Distributions with respect to Pledged Collateral. Except as otherwise provided in Article VI and subject to the limitations in the Credit Agreement, such Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral. (d) Voting Rights. Except as provided in Article VI, such Grantor shall be entitled to exer- cise all voting, consent and corporate, partnership, limited liability company and similar rights with re- spect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exer- cised or other action taken by such Grantor that would impair the Collateral or result in any violation of any provision of any Loan Document. Section 5.4 [Reserved]. Section 5.5 Commodity Contracts. Such Grantor shall not have any commodity contract oth- er than with a Person approved by the Administrative Agent. Section 5.6 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper. (a) If any amount in excess of $3,000,000, individually or in the aggregate, payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument (other than a check) delivered in accordance with Section 5.3(a) and in the possession of the Administrative Agent, such Grantor shall, at the request of the

-13- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Administrative Agent, promptly deliver such instrument or tangible chattel paper to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent. (b) Such Grantor shall not grant “control” (within the meaning of such term under Article 9- 106 of the UCC) over any investment property constituting Collateral to any Person other than the Ad- ministrative Agent. (c) If such Grantor is or becomes the beneficiary of a letter of credit that is (i) not a support- ing obligation of any Collateral and (ii) in excess of $3,000,000, individually or in the aggregate, such Grantor shall promptly, and in any event within ten (10) Business Days after becoming a beneficiary, no- tify the Administrative Agent thereof and, to the extent reasonably required by the Administrative Agent, exercise commercially reasonable efforts to enter into a Contractual Obligation with the Administrative Agent, the issuer of such letter of credit or any nominated person with respect to the letter-of-credit rights under such letter of credit. Such Contractual Obligation shall assign such letter-of-credit rights to the Administrative Agent and such assignment shall be sufficient to grant control for the purposes of Sec- tion 9-107 of the UCC (or any similar section under any equivalent UCC). Such Contractual Obligation shall also direct all payments thereunder to a Cash Collateral Account. The provisions of the Contractual Obligation shall be in form and substance reasonably satisfactory to the Administrative Agent. (d) If any amount in excess of $3,000,000, individually or in the aggregate, payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all steps necessary to grant the Administrative Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transac- tions Act and the Electronic Signatures in Global and National Commerce Act. Section 5.7 Intellectual Property. (a) Within 45 days after the end of each calendar quarter such Grantor shall notify the Ad- ministrative Agent of any change to Schedule 6 and, such Grantor shall provide the Administrative Agent notification thereof and the short-form intellectual property agreements and assignments as described in this Section 5.7 and other documents that the Administrative Agent reasonably requests with respect thereto. With respect to any Intellectual Property acquired after the date hereof, the provisions hereof shall automatically apply thereto and shall automatically constitute Collateral as if such would have con- stituted Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. (b) Such Grantor shall, consistent with such Grantor’s reasonable business judgment (and shall cause all its licensees to) (i) (A) continue to use each Trademark included in the Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (B) maintain at least the same standards of quality of products and services offered under such Trademark included in the Material Intellectual Property as are currently maintained, (C) use such Trademark includ- ed in the Material Intellectual Property with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (D) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark included in the Material Intellectual Prop- erty unless the Administrative Agent shall obtain a perfected security interest in such other Trademark pursuant to this Agreement and (ii) not do any act or omit to do any act whereby (A) such Trademark in- cluded in the Material Intellectual Property (or any goodwill associated therewith) may become de- stroyed, invalidated, impaired or harmed in any way, (B) any Patent included in the Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (C) any

-14- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 portion of the Copyrights included in the Material Intellectual Property may become invalidated, other- wise impaired or fall into the public domain or (D) any Trade Secret that is Material Intellectual Property may become publicly available or otherwise unprotectable. (c) Such Grantor shall notify the Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become for- feited, misused, unenforceable, abandoned or dedicated to the public, or of any adverse determination or development regarding the validity or enforceability or such Grantor’s ownership of, interest in, right to use, register, own or maintain any Material Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Applicable IP Office). Such Grantor shall take all actions that are necessary in its reasonable business judgment or reasonably requested by the Administrative Agent to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Material In- tellectual Property. (d) Such Grantor shall not knowingly do any act or omit to do any act to infringe, misappro- priate, dilute, violate or otherwise impair the Intellectual Property of any other Person. In the event that any Material Intellectual Property of such Grantor is or has been infringed, misappropriated, violated, di- luted or otherwise impaired by a third party, such Grantor shall take such action as it reasonably deems appropriate under the circumstances in response thereto, including, when applicable, promptly bringing suit and recovering all damages therefor. (e) Such Grantor shall execute and deliver to the Administrative Agent in form and sub- stance reasonably acceptable to the Administrative Agent and suitable for filing in the Applicable IP Of- fice the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Copyrights, Trademarks, and Patents of such Grantor. Section 5.8 Notice of Commercial Tort Claims. Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim (whether from another Person or because such commercial tort claim shall have come into existence after the date hereof) (other than any commercial tort claim for which a complaint has not been filed in a court of competent jurisdiction or having a value, taking the greater of the aggregate claimed damages thereunder having an aggregate amount, when added together with all other then existing commercial tort claims of such Grantor, that exceeds $3,000,000), (i) such Grantor shall, within forty-five (45) days of such acquisition, deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a specific descrip- tion of such commercial tort claim, (ii) Section 3.1 shall apply to such commercial tort claim and (iii) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, any document, and take all other action reasonably required by the Administrative Agent to obtain, on behalf of the Secured Parties, a perfected security in- terest under the terms and pursuant to the provisions of this Agreement in such commercial tort claim. Any supplement to Schedule 1 delivered pursuant to this Section 5.8 shall, after the receipt thereof by the Administrative Agent, become part of Schedule 1 for all purposes hereunder other than in respect of rep- resentations and warranties made prior to the date of such receipt. Section 5.9 Compliance with Credit Agreement. Such Grantor agrees to comply with all covenants and other provisions applicable to it under the Credit Agreement, including Sections 2.17 (Net Payments), 11.3 (Costs and Expenses), 11.4 (Indemnities) and Section 11.14 (Jurisdiction) of the Credit Agreement and agrees to the same submission to jurisdiction as that agreed to by the Borrower in the Credit Agreement.

-15- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ARTICLE VI REMEDIAL PROVISIONS Section 6.1 Code and Other Remedies. (a) UCC Remedies. During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law. (b) Disposition of Collateral. Without limiting the generality of the foregoing, the Adminis- trative Agent may, upon notice (either prior to or promptly after any such action) and only to the extent permitted by applicable Requirements of Law, without demand of performance or other demand, pre- sentment, protest, advertisement or notice of any kind (except any notice required by law referred to be- low) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertise- ments and notices are hereby waived), during the continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on the Administrative Agent’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) Sell, grant option or options to purchase and deliver any Collateral (enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisa- ble and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Requirements of Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is, to the extent not prohibited by law, hereby waived and released. (c) Management of the Collateral. Each Grantor further agrees, that, during the continuance of any Event of Default, (i) at the Administrative Agent’s request, it shall assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, the Adminis- trative Agent also has the right to require that each Grantor store and keep any Collateral pending further action by the Administrative Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Administrative Agent is able to Sell any Collat- eral, the Administrative Agent shall have the right to hold or use such Collateral to the extent that it deems reasonably appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed reasonably appropriate by the Administrative Agent and (iv) the Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Secured Parties), with re- spect to such appointment without prior notice or hearing as to such appointment. The Administrative Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Admin- istrative Agent. (d) Application of Proceeds. The Administrative Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 6.1, after deducting all reasonable costs and expenses incurred in connection with the disposition or management of the Collateral or incidental to the care or safekeeping

-16- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in the Credit Agreement, and only after such ap- plication and after the payment by the Administrative Agent of any other amount required by any Re- quirement of Law, need the Administrative Agent account for the surplus, if any, to any Grantor. (e) Direct Obligation. Neither the Administrative Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Loan Party or any other Person with respect to the payment of the Obligations or to pursue or ex- haust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of the Administrative Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirement of Law. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation, stay, appraisement, exten- sion, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereaf- ter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. (f) Commercially Reasonable. To the extent that applicable Requirements of Law impose duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent to do any of the following: (i) fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by the Administrative Agent to prepare any Collateral for disposition or otherwise to com- plete raw material or work in process into finished goods or other finished products for disposi- tion; (ii) fail to obtain Permits, or other consents, for access to any Collateral to Sell or for the collection or Sale of any Collateral, or, if not required by other Requirements of Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral; (iii) fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral; (iv) advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral, unless prohibited by applicable Requirements of Law; (v) exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Adminis- trative Agent, obtain the services of other brokers, investment bankers, consultants and other pro- fessionals to assist the Administrative Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or

-17- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral; (vi) dispose of assets in wholesale rather than retail markets; (vii) disclaim disposition warranties, such as title, possession or quiet enjoyment; or (viii) purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of any Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of any Collateral. Each Grantor acknowledges that the purpose of this Section 6.1 is to provide a non-exhaustive list of ac- tions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Secured Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1. Without limitation upon the foregoing, noth- ing contained in this Section 6.1 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section 6.1. (g) IP Licenses. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 6.1 (including in order to take possession of, collect, receive, assemble, pro- cess, appropriate, remove, realize upon, Sell or grant options to purchase any Collateral) at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies during the con- tinuation of an Event of Default, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, (i) an irrevocable, nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof (which, in the case of Trademarks shall be subject to commer- cially reasonable quality control) and (ii) an irrevocable license (without payment of rent or other compen- sation to such Grantor) to use, operate and occupy all Real Property owned, operated, leased, subleased or otherwise occupied by such Grantor. Section 6.2 Accounts and Payments in Respect of General Intangibles. (a) In addition to, and not in substitution for, any similar requirement in the Credit Agree- ment, if required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles, when collected by any Grantor, shall be promptly (and, in any event, within three (3) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in a Cash Collateral Ac- count, subject to withdrawal by the Administrative Agent as provided in Section 6.4. Until so turned over, such payment shall be held by such Grantor for the benefit of the Administrative Agent. Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. (b) At any time during the continuance of an Event of Default: (i) each Grantor shall, upon the Administrative Agent’s reasonable request, deliver to the Administrative Agent all original and other documents evidencing, and relating to, the Con- tractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify ac-

-18- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 count debtors that the accounts or general intangibles have been collaterally assigned to the Ad- ministrative Agent and that payments in respect thereof shall be made directly to the Administra- tive Agent; (ii) the Administrative Agent may, with notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of oth- ers, communicate with account debtors to verify with them to the Administrative Agent’s satis- faction the existence, amount and terms of any account or amounts due under any general intan- gible. In addition, the Administrative Agent may at any time enforce such Grantor’s rights against such account debtors and obligors of general intangibles; and (iii) each Grantor shall take all actions, deliver all documents and provide all material information necessary and reasonably requested by the Administrative Agent to ensure any Inter- net Domain Name is registered. (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any agree- ment giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times. Section 6.3 Pledged Collateral. (a) Voting Rights. During the continuance of an Event of Default, upon one (1) Business Day’s prior written notice by the Administrative Agent to the relevant Grantor or Grantors, the Adminis- trative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. (b) Proxies. In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder upon the occurrence and during the continuation of an Event of Default, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as

-19- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 the Administrative Agent may reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of sharehold- ers, partners or members, as the case may be, calling special meetings of shareholders, partners or mem- bers, as the case may be, and voting at such meetings), which proxy shall be effective, upon the occur- rence and during the continuation of an Event of Default and five (5) Business Days’ prior written notice and without the necessity of any other action (including any transfer of any Pledged Collateral on the rec- ord books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon termination of all commitments and Obligations under the Loan Documents and the pay- ment in full of the Secured Obligations (other than contingent indemnification Obligations). (c) Authorization of Issuers. Each Grantor hereby expressly irrevocably authorizes and in- structs, upon the occurrence and during the continuation of an Event of Default, without any further in- structions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from Liabilities to such Grantor in so complying and (ii) unless otherwise expressly permitted hereby or by Section 8.5 of the Credit Agreement, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Administrative Agent. The Administrative Agent hereby agrees not to give such an instruction except upon five (5) Business Days’ prior written notice to the applicable Grantor and unless an Event of Default has occurred and is continuing. Section 6.4 Proceeds to be Turned over to and Held by Administrative Agent. Unless other- wise expressly provided in the Credit Agreement or this Agreement, all proceeds of any Collateral re- ceived during the continuance of an Event of Default by any Grantor hereunder in cash or Cash Equiva- lents shall be held by such Grantor for the benefit of the Administrative Agent and the other Secured Par- ties, and shall, promptly upon receipt by any Grantor, be turned over to the Administrative Agent in the exact form received (with any necessary endorsement). All such proceeds of Collateral and any other proceeds of any Collateral received by the Administrative Agent in cash or Cash Equivalents shall be held by the Administrative Agent in a Cash Collateral Account. All proceeds being held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall con- tinue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement. Section 6.5 Registration Rights. (a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933 (the “Securities Act”) and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may re- sult in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public

-20- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so. (b) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to this Section 6.5 valid and binding, and in compliance with all applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Sec- tion 6.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Ad- ministrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifi- cally enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any de- fense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement. Section 6.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency. ARTICLE VII THE ADMINISTRATIVE AGENT Section 7.1 Administrative Agent’s Appointment as Attorney-in-Fact. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any Related Person thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action and to execute any document or instrument that may be reasonably necessary to accomplish the purposes of the Loan Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent and its Related Persons the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following when an Event of Default shall be continuing: (i) in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible constituting Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collat- eral whenever payable; (ii) in the case of any Intellectual Property owned by or licensed to the Grantors con- stituting Collateral, execute, deliver and have recorded any document that the Administrative Agent may request to evidence, effect, publicize or record the Administrative Agent’s security in- terest in such Intellectual Property and the goodwill and general intangibles of such Grantor relat- ing thereto or represented thereby;

-21- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 (iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof); (iv) execute, in connection with any sale provided for in Section 6.1 or Section 6.5, any document to effect or otherwise reasonably necessary or appropriate in relation to evidence the Sale of any Collateral; or (v) (A) direct any party liable for any payment under any Collateral to make pay- ment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in re- spect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, ac- tion or proceeding at law or in equity in any court of competent jurisdiction to collect any Collat- eral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, pro- ceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Intellectual Property owned by the Grantors or any IP Licenses of the Grantors in each case constituting Collateral, in the United States on such terms and conditions and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document reasonably necessary to effectuate or record such assignment and (H) generally, Sell, grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes and do, at the Administrative Agent’s option, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon any Collateral and the Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do. Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it shall not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing. (b) If any Grantor fails to perform or comply with any Contractual Obligation contained herein, the Administrative Agent, at its option, but without any obligation so to do, may upon five (5) Business Day’s prior written notice to such Grantor, perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation. (c) The reasonable and documented out-of-pocket expenses of the Administrative Agent in- curred in connection with actions undertaken as provided in this Section 7.1, together with interest there- on at a rate set forth in Section 2.9 (Interest) of the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand subject to the terms and conditions set forth in Section 11.3 of the Credit Agreement. (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 7.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests

-22- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 created hereby are released or if earlier the termination of all commitments and Obligations under the Loan Documents and the payment in full of the Secured Obligations (other than contingent indemnifica- tion Obligations). Section 7.2 Authorization to File Financing Statements. Each Grantor authorizes the Admin- istrative Agent and its Related Persons, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Administrative Agent reasonably determines appro- priate to perfect the security interests of the Administrative Agent under this Agreement, and such financ- ing statements and amendments may describe the Collateral covered thereby as “all assets of the debtor”. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Such Grantor also hereby ratifies its authorization for the Administrative Agent to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof. Each Grantor hereby further authorizes the Administrative Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Intellectual Property Se- curity Agreement in substantially the form attached as Annex 3 hereto or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Gran- tor and naming such Grantor, as debtor, and the Administrative Agent, as secured party. Section 7.3 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, vot- ing right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any in- quiry respecting such authority. Section 7.4 Duty; Obligations and Liabilities. (a) Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. The pow- ers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s in- terest in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Related Persons shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as fi- nally determined by a court of competent jurisdiction. In addition, the Administrative Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Administrative Agent in good faith. (b) Obligations and Liabilities with respect to Collateral. No Secured Party and no Related Person thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral.

-23- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 The powers conferred on the Administrative Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers. The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. ARTICLE VIII MISCELLANEOUS Section 8.1 Reinstatement. Each Grantor agrees that, if any payment made by any Loan Par- ty or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, re- scinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or re- paid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Loan Par- ty, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability and any guaranty guaranteeing such liabilities shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstat- ed in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment. Section 8.2 Release of Collateral or Guarantors. (a) At the time provided in clause (b)(iii) of Section 10.10 (Release of Collateral or Guaran- tors) of the Credit Agreement, the Collateral shall be automatically released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instru- ment or performance of any act by any party, and all rights to the Collateral shall automatically revert to the Grantors. Each Grantor is hereby authorized to file UCC amendments and all other documents, in- cluding any release forms with the Applicable IP Office at such time evidencing the termination of the Liens so released. At the request and expense of any Grantor following any such termination, the Admin- istrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasona- bly request to evidence such termination. (b) If the Administrative Agent shall be directed or permitted pursuant to clause (i) or (ii) of Section 10.10(b) of the Credit Agreement to release any Lien or any Collateral, such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and condi- tions set forth in, such clauses (i) and (ii). In connection therewith, the Administrative Agent, at the re- quest and expense of any Grantor, shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release. (c) At the time provided in Section 10.10(a) of the Credit Agreement, a Grantor shall be re- leased from its obligations hereunder in the event that all the Securities of such Grantor shall be Sold in a transaction not prohibited by the Loan Documents (including pursuant to a waiver or consent).

-24- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Section 8.3 Independent Obligations. The obligations of each Grantor hereunder are inde- pendent of and separate from the Secured Obligations and the Guaranteed Obligations. If any Secured Obligation or Guaranteed Obligation is not paid when due, or upon the occurrence and during the contin- uance of any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Gran- tor, any other Loan Party or any other Collateral and without first joining any other Grantor or any other Loan Party in any proceeding. Section 8.4 No Waiver by Course of Conduct. No party shall by any act (except by a written instrument pursuant to Section 8.6), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion. Section 8.5 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement; provided, however, that schedules may be amended and supplemented at any time and from time to time in accordance with the terms hereunder, and annexes to this Agreement may be sup- plemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex l and Annex 2, respec- tively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby. Section 8.6 Additional Grantors; Additional Pledged Collateral. (a) Joinder Agreements. If, at the option of the Borrower or as required pursuant to Sec- tion 7.10 of the Credit Agreement, the Borrower shall cause any Subsidiary that is not a Grantor to be- come a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Join- der Agreement substantially in the form of Annex 2 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date. The ex- ecution and delivery of such Joinder Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Grantor as a party to this Agreement. (b) Pledge Amendments. To the extent any Pledged Collateral has not been delivered as of the Closing Date, such Grantor shall deliver a pledge amendment duly executed by the Grantor in sub- stantially the form of Annex 1 (each, a “Pledge Amendment”). Such Grantor authorizes the Administra- tive Agent to attach each Pledge Amendment to this Agreement. Section 8.7 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.11 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in such Section 11.11. Section 8.8 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each party hereto and shall inure to the benefit of each party hereto and their successors and assigns, in each case, as permitted by the Credit Agreement; provided, however, that no Grantor may

-25- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. Section 8.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Section 8.10 Severability. Any provision of this Agreement being held illegal, invalid or un- enforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unen- forceable, any other provision of this Agreement or any part of such provision in any other jurisdiction. Section 8.11 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Section 8.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREIN OR RELATED THERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12. Section 8.13 Actions Requiring FCC Approval. (a) Notwithstanding anything herein to the contrary, the Administrative Agent, on behalf of the Secured Parties, agrees that to the extent prior FCC approval is required pursuant to Communications Laws for (i) the operation and effectiveness of any grant, right or remedy hereunder or under any other Loan Document or (ii) taking any action that may be taken by the Administrative Agent hereunder or un- der the other Loan Documents, such grant, right, remedy or actions will be subject to such prior FCC ap- proval having been obtained by or in favor of the Administrative Agent, on behalf of the Secured Parties. Notwithstanding anything herein to the contrary, the Administrative Agent, on behalf of the Secured Par- ties, acknowledges that, to the extent required by the FCC, the voting rights in the Pledged Stock, as well as de jure, de facto and negative control over all FCC Licenses, shall remain with the Grantors even in the event of a Default until the FCC shall have given its prior consent to the exercise of securityholder rights by a purchaser at a public or private sale of the Pledged Stock or to the exercise of such rights by a re- ceiver, trustee, conservator or other agent duly appointed in accordance with applicable law. The Gran- tors shall, upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s request, file or cause to be filed such applications for approval and shall take such other actions reasonably required by the Administrative Agent, as directed by and on behalf of the Secured Parties, to obtain such FCC approvals or consents as are necessary to transfer ownership and control to the Adminis- trative Agent, on behalf of the Secured Parties, or their successors, assigns or designees of the FCC Li- censes held by the Grantors. To enforce the provisions of this subsection, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such re-

-26- CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ceiver shall be instructed to seek from the FCC its consent to an involuntary transfer of control of any such FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Upon the occurrence and during the continuance of an Event of Default, at the Administra- tive Agent’s request, the Grantors shall further use their reasonable best efforts to assist in obtaining ap- proval of the FCC, if required, for any action or transactions contemplated hereby, including, without lim- itation, the preparation, execution and filing with the FCC of the assignor’s or transferor’s portion of any application for consent to the assignment of any FCC License or transfer of control necessary or appropri- ate under the Communications Laws for approval of the transfer or assignment of any portion of the Col- lateral, together with any FCC License. (b) The Grantors acknowledge that the assignment or transfer of such FCC Licenses is inte- gral to the Secured Parties’ realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Grantors to comply with the provisions of this section and that such failure would not be adequately compensable in damages, and therefore agree that this section may be specifically en- forced. (c) Notwithstanding anything herein or in any other Loan Document to the contrary, neither the Administrative Agent nor any other Secured Party shall, without first obtaining the approval of the FCC, take any action hereunder or under any other Security Document that would constitute or result in any assignment of an FCC License or any change of control of any Grantor if such assignment or change of control would require the approval of the FCC under applicable law (including FCC rules and regula- tions). [SIGNATURE PAGES FOLLOW]

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly execut- ed and delivered as of the date first-above written. TOWNSQUARE MEDIA, INC. as Grantor By: /s/ Stuart Rosenstein Name: Stuart Rosenstein Title: Executive Vice President, Chief Financial Officer and Secretary

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 BRYTON ACQUISITION COMPANY, LLC GAP BROADCASTING BURLINGTON LICENSE, LLC GAP BROADCASTING BURLINGTON, LLC GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC GAP BROADCASTING MIDLAND-ODESSA, LLC LYLA ACQUISITION COMPANY, LLC LYLA INTERMEDIATE HOLDING, LLC MILLENNIUM ATLANTIC CITY II HOLDCO, LLC REGENT LICENSEE OF CHICO, INC. REGENT LICENSEE OF ERIE, INC. REGENT LICENSEE OF FLAGSTAFF, INC. REGENT LICENSEE OF KINGMAN, INC. REGENT LICENSEE OF LAKE TAHOE, INC. REGENT LICENSEE OF LEXINGTON, INC. REGENT LICENSEE OF PALMDALE, INC. REGENT LICENSEE OF REDDING, INC. REGENT LICENSEE OF SAN DIEGO, INC. REGENT LICENSEE OF SOUTH CAROLINA, INC. REGENT LICENSEE OF WATERTOWN, INC. SPECIAL EVENTS MANAGEMENT, LLC TOWNSQUARE ACTIVE EVENTS, LLC TOWNSQUARE BEVERAGE, LLC TOWNSQUARE COMMERCE, LLC TOWNSQUARE EXPERIENTIAL, LLC TOWNSQUARE EXPOS, LLC TOWNSQUARE INTERACTIVE, LLC TOWNSQUARE LIFESTYLE EVENTS, LLC TOWNSQUARE LIVE EVENTS COLORADO, LLC TOWNSQUARE LIVE EVENTS INTERNATIONAL, LLC TOWNSQUARE LIVE EVENTS MINNESOTA, LLC TOWNSQUARE LIVE EVENTS MONTANA, LLC TOWNSQUARE LIVE EVENTS TEXAS, LLC TOWNSQUARE LIVE EVENTS WISCONSIN, LLC TOWNSQUARE LIVE EVENTS, LLC TOWNSQUARE LIVE PRODUCTIONS, LLC TOWNSQUARE MANAGEMENT COMPANY, LLC TOWNSQUARE MEDIA 2010, INC. TOWNSQUARE MEDIA ABILENE LICENSE, LLC TOWNSQUARE MEDIA ABILENE, LLC TOWNSQUARE MEDIA ACQUISITION III, LLC TOWNSQUARE MEDIA ACQUISITION IV, LLC TOWNSQUARE MEDIA AMARILLO LICENSE, LLC TOWNSQUARE MEDIA AMARILLO, LLC TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC TOWNSQUARE MEDIA ATLANTIC CITY II, LLC

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC TOWNSQUARE MEDIA ATLANTIC CITY III, LLC TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC TOWNSQUARE MEDIA ATLANTIC CITY, LLC TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC TOWNSQUARE MEDIA BANGOR LICENSE, LLC TOWNSQUARE MEDIA BANGOR, LLC TOWNSQUARE MEDIA BATTLE CREEK LICENSE LLC TOWNSQUARE MEDIA BATTLE CREEK LLC TOWNSQUARE MEDIA BILLINGS LICENSE, LLC TOWNSQUARE MEDIA BILLINGS, LLC TOWNSQUARE MEDIA BINGHAMPTON LICENSE, LLC TOWNSQUARE MEDIA BINGHAMPTON, LLC TOWNSQUARE MEDIA BISMARCK LICENSE, LLC TOWNSQUARE MEDIA BISMARCK, LLC TOWNSQUARE MEDIA BOISE LICENSE, LLC TOWNSQUARE MEDIA BOISE, LLC TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC TOWNSQUARE MEDIA BOZEMAN, LLC TOWNSQUARE MEDIA BROADCASTING, LLC TOWNSQUARE MEDIA CASPER LICENSE, LLC TOWNSQUARE MEDIA CASPER, LLC TOWNSQUARE MEDIA CEDAR RAPIDS LICENSE LLC TOWNSQUARE MEDIA CEDAR RAPIDS LLC TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC TOWNSQUARE MEDIA CHEYENNE, LLC TOWNSQUARE MEDIA DANBURY LICENSE LLC TOWNSQUARE MEDIA DANBURY LLC TOWNSQUARE MEDIA DUBUQUE LICENSE, LLC TOWNSQUARE MEDIA DUBUQUE, LLC TOWNSQUARE MEDIA DULUTH LICENSE, LLC TOWNSQUARE MEDIA DULUTH, LLC TOWNSQUARE MEDIA FARIBAULT LICENSE LLC TOWNSQUARE MEDIA FARIBAULT LLC TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC TOWNSQUARE MEDIA GRAND JUNCTION, LLC TOWNSQUARE MEDIA KALAMAZOO LICENSE LLC TOWNSQUARE MEDIA KALAMAZOO LLC

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC TOWNSQUARE MEDIA LAKE CHARLES, LLC TOWNSQUARE MEDIA LANSING LICENSE LLC TOWNSQUARE MEDIA LANSING LLC TOWNSQUARE MEDIA LARAMIE LICENSE, LLC TOWNSQUARE MEDIA LARAMIE, LLC TOWNSQUARE MEDIA LAWTON LICENSE, LLC TOWNSQUARE MEDIA LAWTON, LLC TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC. TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC. TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC. TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC. TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC TOWNSQUARE MEDIA LUBBOCK, LLC TOWNSQUARE MEDIA LUFKIN LICENSE, LLC TOWNSQUARE MEDIA LUFKIN, LLC TOWNSQUARE MEDIA MISSOULA LICENSE, LLC TOWNSQUARE MEDIA MISSOULA, LLC TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC TOWNSQUARE MEDIA NEW BEDFORD, LLC TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC. TOWNSQUARE MEDIA OF ALBANY, INC. TOWNSQUARE MEDIA OF BUFFALO, INC. TOWNSQUARE MEDIA OF EL PASO, INC. TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC. TOWNSQUARE MEDIA OF FLINT, INC. TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC TOWNSQUARE MEDIA OF FT. COLLINS, INC. TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC. TOWNSQUARE MEDIA OF LAFAYETTE, LLC TOWNSQUARE MEDIA OF MIDWEST, LLC TOWNSQUARE MEDIA OF PRESQUE ISLE, INC. TOWNSQUARE MEDIA OF ST. CLOUD, INC. TOWNSQUARE MEDIA OF UTICA/ROME, INC. TOWNSQUARE MEDIA ONEONTA LICENSE, LLC TOWNSQUARE MEDIA ONEONTA, LLC TOWNSQUARE MEDIA POCATELLO LICENSE, LLC TOWNSQUARE MEDIA POCATELLO, LLC TOWNSQUARE MEDIA PORTLAND LICENSE LLC TOWNSQUARE MEDIA PORTLAND LLC TOWNSQUARE MEDIA PORTSMOUTH LICENSE LLC TOWNSQUARE MEDIA PORTSMOUTH LLC TOWNSQUARE MEDIA POUGHKEEPSIE LICENSE, LLC TOWNSQUARE MEDIA POUGHKEEPSIE, LLC TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC TOWNSQUARE MEDIA QUAD CITIES LICENSE LLC TOWNSQUARE MEDIA QUAD CITIES LLC TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC TOWNSQUARE MEDIA ROCHESTER LICENSE LLC TOWNSQUARE MEDIA ROCHESTER LLC TOWNSQUARE MEDIA ROCKFORD LICENSE LLC TOWNSQUARE MEDIA ROCKFORD LLC TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC TOWNSQUARE MEDIA SAN ANGELO, LLC TOWNSQUARE MEDIA SEDALIA LICENSE, LLC TOWNSQUARE MEDIA SEDALIA, LLC TOWNSQUARE MEDIA SHELBY LICENSE, LLC TOWNSQUARE MEDIA SHELBY, LLC TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC TOWNSQUARE MEDIA SHREVEPORT, LLC TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC TOWNSQUARE MEDIA SIOUX FALLS, LLC TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC TOWNSQUARE MEDIA TEXARKANA, LLC TOWNSQUARE MEDIA TRENTON LICENSE, LLC TOWNSQUARE MEDIA TRENTON, LLC

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC TOWNSQUARE MEDIA TRI-CITIES, LLC TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC TOWNSQUARE MEDIA TUSCALOOSA, LLC TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC TOWNSQUARE MEDIA TWIN FALLS, LLC TOWNSQUARE MEDIA TYLER LICENSE, LLC TOWNSQUARE MEDIA TYLER, LLC TOWNSQUARE MEDIA VICTORIA LICENSE, LLC TOWNSQUARE MEDIA VICTORIA, LLC TOWNSQUARE MEDIA WATERLOO LICENSE LLC TOWNSQUARE MEDIA WATERLOO LLC TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC TOWNSQUARE MEDIA WICHITA FALLS, LLC TOWNSQUARE MEDIA YAKIMA LICENSE, LLC TOWNSQUARE MEDIA YAKIMA, LLC TOWNSQUARE MMN, LLC TOWNSQUARE NEW JERSEY HOLDCO, LLC TOWNSQUARE NEXT, LLC TOWNSQUARE RADIO HOLDINGS, LLC TOWNSQUARE RADIO, INC. TOWNSQUARE RADIO, LLC ZADER ACQUISITION COMPANY LLC Guarantors, as Grantor By: /s/ Stuart Rosenstein Name: Stuart Rosenstein Title: Executive Vice President, Chief Financial Officer and Secretary

[Signature Page To Guaranty And Security Agreement] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ACCEPTED AND AGREED as of the date first above written: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent By: /s/ Rodica Dutka Name: Rodica Dutka Title: Manager, Agency

A1-1 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ANNEX 1 TO GUARANTY AND SECURITY AGREEMENT1 FORM OF PLEDGE AMENDMENT This PLEDGE AMENDMENT, dated as of ___________ __, 20__, is delivered pursuant to Sec- tion 8.6 of the Guaranty and Security Agreement, dated as of April 1, 2015, by Townsquare Media, Inc. (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time par- ty thereto as Grantors in favor of Royal Bank of Canada, as administrative agent and collateral agent for the Secured Parties referred to therein (as amended, restated, amended and restated, supplemented or oth- erwise modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement. The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned. The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4.1, 4.2 and 4.5 of the Guaranty and Security Agreement is true and correct and as of the date hereof as if made on and as of such date. [GRANTOR] By: Name: Title: 1 To be used for pledge of Additional Pledged Collateral by existing Grantor.

A1-2 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Annex 1-A PLEDGED STOCK ISSUER CLASS CERTIFICATE NO(S). PAR VALUE NUMBER OF SHARES, UNITS OR INTERESTS PLEDGED DEBT INSTRUMENTS ISSUER DESCRIPTION OF DEBT CERTIFICATE NO(S). FINAL MATURITY PRINCIPAL AMOUNT

A1-3 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ACKNOWLEDGED AND AGREED as of the date first above written: ROYAL BANK OF CANADA as Administrative Agent By: Name: Title:

A2-1 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ANNEX 2 TO GUARANTY AND SECURITY AGREEMENT FORM OF JOINDER AGREEMENT This JOINDER AGREEMENT, dated as of __________ __, 20__, is delivered pursuant to Sec- tion 8.6 of the Guaranty and Security Agreement, dated as of April 1, 2015, by Townsquare Media, Inc. (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of Royal Bank of Canada, as administrative agent and collateral agent for the Secured Parties referred to therein (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement. By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agree- ment as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Se- cured Obligations of the undersigned, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Col- lateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Guaranty and Security Agreement. The information set forth in Annex 2-A is hereby added to the information set forth in Sched- ules 1 through 6 to the Guaranty and Security Agreement. The information included in the perfection certificate attached hereto as Annex 2-B is hereby added to the information set forth in the corresponding schedules to the Perfection Certificate most recently delivered, either on the Closing Date or pursuant to Section 6.1(e) of the Credit Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 2-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Se- cured Obligations of the undersigned. The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date. IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly execut- ed and delivered as of the date first above written. [ADDITIONAL GRANTOR] By: Name: Title:

A2-2 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ACKNOWLEDGED AND AGREED as of the date first above written: [EACH GRANTOR PLEDGING ADDITIONAL COLLATERAL] By: Name: Title: ROYAL BANK OF CANADA as Administrative Agent By: Name: Title:

A2-A-1 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Annex 2-A SUPPLEMENTAL SECURITY AGREEMENT SCHEDULES [See attached]

A2-B-1 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Annex 2-B SUPPLEMENTAL PERFECTION CERTIFICATE [See attached]

A3-1 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 ANNEX 3 TO GUARANTY AND SECURITY AGREEMENT FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT2 THIS [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of __________ __, 20__, is made by each of the entities listed on the signature pages hereof (each a “Gran- tor” and, collectively, the “Grantors”), in favor of Royal Bank of Canada (“Royal Bank”), as administra- tive agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below). W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, dated as of April 1, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and Royal Bank, as Administrative Agent for the Lenders, the Lenders have severally agreed to provide term loans to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, each Grantor (other than the Borrower) has agreed, pursuant to a Guaranty and Se- curity Agreement of even date herewith in favor of the Administrative Agent (the “Guaranty and Security Agreement”), to guarantee the Obligations (as defined in the Credit Agreement) of the Borrower; and WHEREAS, all of the Grantors are party to the Guaranty and Security Agreement pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement; NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Admin- istrative Agent to enter into the Credit Agreement and to induce the Lenders to provide their respective term loans to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as fol- lows: Section 1. Defined Terms. Capitalized terms used herein (including the recitals hereof) without definition are used as defined in the Guaranty and Security Agreement. Section 2. Grant of Security Interest in [Copyright] [Trademark) [Patent] Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and securi- ty interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “[Copyright] [Patent] [Trademark] Collateral”): (a) [all of its Copyrights providing for the grant by or to such Grantor of any right under any Copyright, including, without limitation, those Copyrights referred to on Schedule 1 hereto; 2 Separate agreements should be executed relating to each Grantor’s respective Copyrights, Pa- tents, and Trademarks.

A3-2 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 (b) all renewals, reversions and extensions of the foregoing; and (c) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.] or (a) [all of its Patents providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those Patents referred to on Schedule 1 hereto; (b) all reissues, reexaminations, continuations, continuations-in-part, division- als, renewals and extensions of the foregoing; and (c) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.] or (a) [all of its Trademarks providing for the grant by or to such Grantor of any right under any Trademark, including, without limitation, those Trademarks referred to on Schedule 1 hereto; (b) all renewals and extensions of the foregoing; (c) all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and (d) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.] Section 3. Guaranty and Security Agreement. The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security inter- est granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and each Gran- tor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incor- porated by reference herein as if fully set forth herein. Section 4. Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their [Copyrights] [Patents] [Trademarks] subject to a security interest hereunder.

A3-3 CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 Section 5. Counterparts. This [Copyright] [Patent] [Trademark] Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Section 6. Governing Law. This [Copyright] [Patent] [Trademark] Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. [SIGNATURE PAGES FOLLOW]

A3-4 [SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT] CG&R Draft Last Saved: 03/31/2015 12:23 pm 18525483v6 IN WITNESS WHEREOF, each Grantor has caused this [Copyright] [Patent] [Trademark] Se- curity Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above. Very truly yours, [GRANTOR] as Grantor By: Name: Title: ACCEPTED AND AGREED as of the date first above written: ROYAL BANK OF CANADA as Administrative Agent By: Name: Title: